Exhibit 10.6

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of November 2, 2023, among KELLY SERVICES, INC., a Delaware corporation (the “Company” or the “Borrower”), the SUBSIDIARY GUARANTORS set forth on the signature pages hereof, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
RECITALS:
A.    The Loan Parties, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of December 5, 2019, as amended by a First Amendment to Third Amended and Restated Credit Agreement dated as of November 4, 2022 (as now and hereafter amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires.
B.    The Company has requested that the Administrative Agent and the Lenders amend and modify certain terms and provisions of the Credit Agreement, and the Administrative Agent and the Lenders have agreed to so amend and modify the Credit Agreement, in each case upon the terms and subject to the conditions set forth in this Amendment.
NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:
ARTICLE I - RECITALS INCORPORATED

The parties hereto agree that the Recitals set forth herein are true and correct in all material respects and are incorporated herein by reference, and agree to undertake the actions hereinafter set forth.
ARTICLE II - AMENDMENTS

Upon the satisfaction of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

2.1    The following definition shall be added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:
“Q4 Divestiture” means the sale, transfer, conveyance, or disposition of Company’s staffing operations in Europe, which encompasses the sale of the shares of Kelly Services Management SARL.

2.2    Section 6.11(f) of the Credit Agreement is amended and restated in its entirety to read as follows:
(f)    leases, sales (including sale leasebacks) or other dispositions of its Property in addition to those described in clauses (a) through (e) above and (g) and (h) below so long as the aggregate value of assets leased, sold or disposed does not exceed (i) for all such leases, sales and dispositions during the period from the Effective Date through and including the date on which the Q4 Divestiture closes, 15% of the Total Assets of the Company and its Subsidiaries at the time of such transaction and (ii) for all such leases, sales and dispositions during the period from and after the date on which the Q4 Divestiture closes, $100,000,000 in aggregate amount.

ARTICLE III - MISCELLANEOUS

3.1    Effectiveness of Amendment. At or prior to the execution of this Amendment, and as a condition precedent to the effectiveness of this Amendment, the Loan Parties shall have satisfied the following conditions and delivered or caused to be delivered to the Administrative Agent the following documents and items each dated such date (as applicable) and in form and substance satisfactory to the Administrative Agent and duly executed by all appropriate parties (as applicable) and this Amendment shall become effective as of the date specified in the first paragraph hereof when each of the following conditions is satisfied or waived (the “Second Amendment Effective Date”):
(a)    This Amendment.
(b)    Payment of all fees and expenses due and payable as of the Second Amendment Effective Date pursuant to any Loan Document (including any fee letter executed and delivered by the Borrower in favor of the Administrative Agent).
The documents described in clauses (a) and (b) are collectively referred to herein as the “Amendment Documents”).

3.2    Representations; No Default. Each Loan Party hereby represents, on and as of the date hereof, and after giving effect to this Amendment, all of the representations and warranties contained in Article V of the Credit Agreement are true, correct, and complete in all material respects as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date. Each Loan Party further represents and warrants that it has the power and legal right and authority to enter into this Amendment and all of the other Amendment Documents, and that it has duly authorized as appropriate the execution and delivery of this Amendment and all of the other Amendment Documents by proper corporate action, and none of the Amendment Documents nor the agreements contained therein contravene or constitute a Default under the Credit Agreement or a default under any other agreement, instrument, or indenture to which such Loan Party is a party or a signatory or a provision of such Loan Party’s Articles of Incorporation, Bylaws or any other similar or related organizational document, or, to the best of the such Loan Party’s knowledge, any other agreement or requirement of law, or result in the imposition of any lien on any of its property under any agreement binding on or applicable to such Loan Party or any of its property except, if any, in favor of the Administrative Agent or as otherwise permitted by Section 6.13 of the Credit Agreement. Each Loan Party represents and warrants that (a) no consent, approval, or authorization of or registration or declaration with any Person, including but not limited to any Governmental Authority, is required in connection with the execution and delivery by such Loan Party of the Amendment Documents or the performance of obligations of such Loan Party therein described; (b) [reserved]; and (d) no Default has occurred and is continuing under the Credit Agreement.
3.3    Affirmation; Further References. The Lenders and each Loan Party acknowledge and affirm that the Credit Agreement, including the Guaranty therein, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Credit Agreement, except as amended by this Amendment, remain unmodified and in full force and effect. All references to the Credit Agreement in any other document or instrument to the Credit Agreement are hereby amended and refer to the Credit Agreement as amended by this Amendment. Each Loan Party hereby reaffirms all of its obligations under the Credit Agreement and other Loan Documents, as supplemented, modified and amended hereby.
3.4    Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto will be interpreted in such manner as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents, or any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto will be held to be prohibited, invalid, or unenforceable under the applicable law, such provision will be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, such other Amendment Documents or such other statement, instrument, or transaction in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction.
3.5    Successors. This Amendment and the other Amendment Documents are binding upon the Loan Parties, and their respective successors and assigns, and inure to the benefit of the Loan Parties, the Lenders, and to the successors and assigns of the Lenders.
3.6    Legal Expenses. Without limiting any provision of the Credit Agreement or any other Loan Documents, the Borrower agrees to pay and to save the Administrative Agent harmless for the payment of all costs and expenses arising in connection with this Amendment and the other Amendment Documents, including the reasonable and out-of-pocket fees of counsel to the Administrative Agent in connection with preparing this Amendment and the related documents.
3.7    Headings. The headings of various sections of this Amendment have been inserted for reference only and will not be deemed to be a part of this Amendment.
3.8    Counterparts; Digital Copies. This Amendment and the other Amendment Documents may be executed (as applicable) in several counterparts as deemed necessary or convenient, each of which, when so executed, will be deemed an original, provided that all such counterparts will be regarded as one and the same document, and any party to this Amendment and the other Amendment Documents may execute any such agreement by executing a counterpart of such agreement. Any signature delivered by a party by facsimile or electronic transmission will be deemed to be an original signature hereto.
3.9    Governing Law. This Amendment and the other Amendment Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.
3.10    No Waiver. Nothing contained in this Amendment, the other Amendment Documents, or in any other agreement or understanding between the parties constitutes a waiver of, or otherwise diminishes or impairs, the Lenders’ rights or remedies under the Credit Agreement or any of the other Loan Documents, or under applicable law.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

KELLY SERVICES, INC.

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Vice President, Tax & Treasurer

KELLY PROPERTIES, LLC

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Vice President, Tax & Treasurer

KELLY SERVICES, (IRELAND), LTD.

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Vice President, Tax & Treasurer

KELLY SERVICES, DENMARK, INC.

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Vice President, Tax & Treasurer

KELLY OUTSOURCING AND CONSULTING
GROUP AUSTRALIA, LTD., formerly known
as Kelly Services (Australia), Ltd.

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Vice President, Tax & Treasurer

KELLY SERVICES GLOBAL, LLC

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Vice President, Tax & Treasurer

KELLY SERVICES USA, LLC

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Vice President, Tax & Treasurer

KELLY GLOBAL BUSINESS SERVICES,
LLC

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Vice President, Tax & Treasurer

KELLY INNOVATION FUND, LLC

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Vice President, Tax & Treasurer

NEXTGEN GLOBAL RESOURCES LLC

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Vice President, Tax & Treasurer

TEACHERS ON CALL, INC.

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Vice President, Tax & Treasurer

GLOBAL TECHNOLOGY ASSOCIATES
LLC

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Vice President, Tax & Treasurer

SOFTWORLD, INC.

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Treasurer

GREENWOOD/ASHER & ASSOCIATES,
LLC

By:	/s/ Michael Orsini
Name:	Michael Orsini
Title:	Treasurer

PEDIATRIC THERAPEUTIC SERVICES
LLC

By:	/s/ Peter Quigley
Name:	Peter Quigley
Title:	President

ROCKET POWER OPS LLC

By:	/s/ Peter Quigley
Name:	Peter Quigley
Title:	President

JPMORGAN CHASE BANK, N.A., as
Administrative Agent, as Swing Line Lender, as
the LC Issuer and as a Lender.

By:	/s/ Will Price
Name:	Will Price
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Scott Neiderheide
Name:	Scott Neiderheide
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jason Hall
Name:	Jason Hall
Title:	Assistant Vice President

MUFG Bank, Ltd.

By:	/s/ Jorge Georgalos
Name:	Jorge Georgalos
Title:	Authorized Signatory

ROYAL BANK OF CANADA

By:	/s/ Alisa Buttar
Name:	Alisa Buttar
Title:	Vice President, Corporate Client Group

BANK OF AMERICA, N.A.

By:	/s/ Kathryn DuFour
Name:	Kathryn DuFour
Title:	Associate

UNICREDIT BANK AG, NEW YORK
BRANCH

By:	/s/ Daniela Ferrari
Name:	Daniela Ferrari
Title:	Managing Director

By:	/s/ Mengyun Sun
Name:	Mengyun Sun
Title:	Associate Director

ING BANK N.V., DUBLIN BRANCH

By:	/s/ Cormac Langford
Name:	Cormac Langford
Title:	Director

ING BANK N.V., DUBLIN BRANCH
By:	/s/ Louise Gough
Name:	Louise Gough
Title:	Vice President